Variable Funds Trust	|	Equity	|	4.29.2016

Guggenheim Variable Funds Trust Summary Prospectus

Series Name
Series O	(All Cap Value Series)

Before you invest, you may wish to review the Series’ Prospectus, which contains more information about the Series and its risks. You may obtain the Prospectus and other information about the Series, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com.
The Series’ Prospectus and SAI, each dated April 29, 2016, as supplemented from time to time, and the Series’ most recent shareholder reports, are incorporated by reference into this Summary Prospectus.
Shares of the Series are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies. The availability of the Series as investment options may vary by contract or policy and jurisdiction. Each contract and policy involves fees and expenses not described in the Series’ Prospectus. The Series’ Prospectus should be read in conjunction with the applicable contract or policy prospectus. Please read both prospectuses and retain them for future reference.

SUMVTACV-0416x0417	guggenheiminvestments.com

Series O (All Cap Value Series)

INVESTMENT OBJECTIVE
Series O seeks long-term growth of capital.
FEES AND EXPENSES OF THE SERIES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with variable annuity contracts or variable life insurance policies offered by participating insurance companies. If such expenses and charges were reflected, the overall expenses would be higher. For more information on these expenses and charges, please refer to your contract or policy prospectus.

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.22%
Total Annual Operating Expenses	0.92%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.
The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131
PORTFOLIO TURNOVER
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 39% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Series O pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in common stocks that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Value Index, which includes companies with micro to large capitalizations. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. As of March 31, 2016, the Russell 3000 Value Index consisted of securities of companies with market capitalizations that ranged from $13.6 million to $434.7 billion.
The Series’ investments include common stocks and may also include rights, warrants, American Depositary Receipts (“ADRs”), preferred stocks, derivatives, including futures and options, convertible debt, and convertible securities of U.S issuers.
Although the Series primarily invests in securities issued by domestic companies, there is no limit in the amount that the Series may invest in securities issued by foreign companies.
At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Series may use these index-based investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles’ securities and other securities in which the Series may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.

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In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.
The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series’ portfolio, to maintain exposure to the equity markets, or to increase returns (i.e., speculative purposes).
Under adverse, unstable or abnormal market conditions, the Series could invest some or all of its assets in cash, derivatives, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Series may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Series makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Series is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Series, the Series may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Series will decrease.
Depositary Receipt Risk—The Series may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and Global Depositary Receipts ("GDRs") in the Series’ portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Series’ portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than other investments. The prices of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. A decline in the value of equity securities held by the Series will adversely affect the value of your investment in the Series. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock.

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Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Series' performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk—The Series is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.
Management Risk—The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Series to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.
Market Risk—The value of, or income generated by, the securities held by the Series may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.
Mid-Capitalization Securities Risk—The Series is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Quantitative Model Risk—There is no guarantee that the quantitative model used by the Investment Manager, and the investments selected based on the model, will produce the desired results. The Series may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model and the Investment Manager's ability to timely adjust the metrics or update the data underlying the model.
Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives and other transactions). These may impact the investment strategies, performance, costs and operations of the Series.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.
Small-Capitalization Securities Risk—The Series is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.

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Technology Stocks Risk—Stocks of companies involved in the technology sector may be very volatile.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Series by showing the Series’ share performance from year to year and average annual returns for the one, five, and ten year periods compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.
The performance figures do not reflect expenses and charges associated with variable annuity contracts and variable life insurance policies that offer the Series as an underlying investment option, and, if such expenses and charges were reflected, the performance figures would be lower.

Highest Quarter Return		Lowest Quarter Return
Q2 2009	22.34%	Q4 2008	-24.46%
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Series O	-4.70%	8.58%	5.82%
Russell 3000 Value Index (reflects no deductions for fees, expenses, or taxes)	-4.13%	10.98%	6.11%

MANAGEMENT OF THE SERIES
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Series. James P. Schier, Scott Hammond, Farhan Sharaff, and Gregg Strohkorb are primarily responsible for the day-to-day management of the Series. James P. Schier holds the title of Senior Portfolio Manager and Scott Hammond, Farhan Sharaff, and Gregg Strohkorb each hold the title of Portfolio Manager with the Investment Manager. James P. Schier has managed the Series since 2008. Messrs. Hammond, Sharaff, and Strohkorb have co-managed the Series since August 2015.
PURCHASE AND SALE OF SERIES SHARES
Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance policies and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information on the allocation of premiums and transfers of accumulated value.

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TAX INFORMATION
Shares of the Series are owned by the insurance companies offering the variable annuity contract or variable life insurance policy. Please see the prospectus for the variable annuity contract or variable life insurance policy for information regarding the federal income tax treatment of the annuity contract or insurance policy.
PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Series shares through a broker/dealer, financial representative or other financial intermediary, the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity contract or variable life insurance policy and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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